     THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

NO. WB - 1                         WARRANT TO PURCHASE 33,333 SHARES OF SERIES B
                                   PREFERRED STOCK (SUBJECT TO ADJUSTMENT)


                 WARRANT TO PURCHASE SERIES B PREFERRED STOCK

                                      OF

                               VIROPHARMA. INC.
                           VOID AFTER MARCH 3, 2002
     (SUBJECT TO EARLIER TERMINATION IN ACCORDANCE WITH THE TERMS HEREOF)

     This certifies, that for value received, Oak Investment Partners VI, Limited Partnership, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from VIROPHARMA, INC., a Delaware corporation (the "Company"), 33,333 shares of the Series B Preferred Stock, par value $0.001 per share, of the Company as may be constituted upon the filing (the "Warrant Issue Date") of an Amended and Restated Certificate of Incorporation of the Company or other amendment of the Company's Certificate of Incorporation in effect on the date hereof containing terms substantially similar to those set forth in the Memorandum of Terms (the "Memorandum of Terms") attached to that certain letter of intent, dated March 3, 1995, among the Holder, Sevin Rosen Fund IV, L.P., Technology Leaders, L.P. and the Company upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Series B Preferred Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, which is one of a series of warrants issued for the

Series B Preferred Stock of the Company, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued in connection with the transactions described in that certain 9.5% Convertible Demand Promissory Note, dated of even date herewith, made by the Company in favor of the Holder, in the original principal amount of $100,000.00.

1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on the earlier to occur of (a) 5:00 p.m., Eastern Standard Time, on March 3, 2002 and (b) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the offer and sale of shares of Common Stock for the account of the Company and/or selling shareholders to the public at a price per share of not less than $5.00 per share (appropriately adjusted for any recapitalization, stock split, stock dividend or the like) and resulting in aggregate net proceeds to the Company and/or the selling shareholders (after deducting underwriters' discounts and expenses relating to the issuance) of not less than $10,000,000 (a "Qualified IPO"), and shall be void thereafter.

2. EXERCISE PRICE. The Exercise Price at which this Warrant may be exercised shall be $1.00 per share of Series B Preferred Stock, as adjusted from time to time pursuant to Section 11 hereof.

3.   EXERCISE OF WARRANT.

     (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

     (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Series B Preferred Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     (c) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Series B Preferred Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Series B Preferred Stock computed using the following formula:

               X=Y(A-B)
                 ------
                    A

          Where     X =  the number of shares of Series B Preferred Stock to be issued to the Holder

                    Y = the number of shares of Series B Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                    A = the fair market value of one share of the Company's Series B Preferred Stock (at the date of such calculation)

                    B = the Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Series B Preferred Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall
                                                                        --- ----
Street Journal for the five (5) trading days prior to the date of determination
- ------ -------
of fair market value and (ii) the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible at the time of such exercise. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible at the time of such exercise.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. RIGHTS OF STOCKHOLDERS. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Series B Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

7.   TRANSFER OF WARRANT.

     (a) WARRANT REGISTER. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Series B Preferred Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e) COMPLIANCE WITH SECURITIES LAWS. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Series B Preferred Stock or Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Series B Preferred Stock or Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant and, if applicable, conversion of the Series B Preferred Stock issued upon exercise hereof, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Series B Preferred Stock or Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

8. RESERVATION OF STOCK. The Company covenants that during the term that this Warrant is exercisable, the Company shall (A) promptly following the date hereof, file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation for the Company authorizing the issuance of the Series B Preferred Stock and containing the rights, privileges and preferences and described with respect to the Series B Preferred Stock in the Memorandum of Terms, and (B) reserve (i) from its authorized and unissued Series B Preferred Stock a sufficient number of shares to provide for the issuance of Series B Preferred Stock upon the exercise of this Warrant and (ii) from its authorized and unissued Common Stock a sufficient number of shares of its Common Stock for issuance on conversion of such Series B Preferred Stock and, from time to time, shall take all steps necessary to amend its Amended and Restated Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Series B Preferred Stock issuable upon exercise of the Warrant and shares of its Common Stock for issuance on conversion of such Series B Preferred Stock. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Series B Preferred Stock upon the exercise of this Warrant.

9.   NOTICES

     (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its President or Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, to the Holder of this Warrant.

     (b)  In the event:

               (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all of substantially all of the assets of the Company to another corporation; or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purposed of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series B Preferred Stock or Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Series B Preferred Stock or Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     (c) In the event that a registration statement is filed with the Securities and Exchange Commission with respect to a Qualified IPO, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying the expected effective date of such registration statement. Such notice shall be mailed at least 30 days prior to the expected effective date of such registration statement.

     (d) All such notices, advice and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

10.  AMENDMENTS

     (a) Any term of this Warrant may be amended with the written consent of the Company and the holders of warrants representing not less than two-thirds (2/3) of the shares of Series B Preferred Stock issuable upon exercise of any and all outstanding warrants to purchase Series B Preferred Stock Warrants (the "Series B Preferred Stock Warrants"), even without the consent of the Holder. Any amendment effected in accordance with this Section 10 shall be binding upon each holder of any of the Series B Preferred Stock Warrants, each future holder of all such Series B Preferred Stock Warrants, and the Company; provided,
                                                                --------
however, that no special consideration or inducement may be given to any such
- -------
holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such holders equally and ratably in accordance with the number of shares of Series B Preferred Stock issuable upon exercise of their Series B Preferred Stock Warrants. The Company shall promptly give notice to all holders of Series B Preferred Stock Warrants of any amendment effected in accordance with this Section 10.

     (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     11.1. CONVERSION OR REDEMPTION OF SERIES B PREFERRED STOCK. Should all of the Series B Preferred Stock be at any time prior to the expiration of this Warrant or any portion hereof, redeemed or converted into shares of Common Stock in accordance with the Certificate, then this Warrant shall immediately become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Series B Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series B Preferred Stock for which this Warrant was exercisable immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Warrant is exercisable after such conversion or redemption. For purposes of the foregoing, the "Certificate" shall mean the Certificate of Incorporation of the Company as amended and/or restated and effective immediately prior to the redemption or conversion of all of the Company's Series B Preferred Stock.

            11.2. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for therein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment, as provided in this Section 11. The foregoing provisions of this Section 11.2 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are ar the time receivable upon the exercise of this Warrant. If the per-shares consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

            11.3. RECLASSIFICATION. ETC. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11. No adjustment shall be made pursuant to this Section 11.3 upon any conversion or redemption of the Series B Preferred Stock which is the subject of Section 11.1.

            11.4. SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     11.5 ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall be received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock to other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

     11.6 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth; (i) such adjustments and readjustments; (ii) the Exercise Prices at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     11.7 NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

12. REGISTRATION RIGHTS. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise, together with all holders of Series B Preferred Stock possessing registration rights to be granted under that certain Series B Preferred Stock Purchase Agreement (as contemplated by the Memorandum of Terms), pursuant to which such Series B Preferred Stock is to be issued, the rights of registration granted under such Series B Preferred Stock Purchase Agreement.

13.  GENERAL.

     13.1 GOVERNING LAW. This Warrant shall be governed by and construed according to the laws of the State of Delaware.

            13.2. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

            13.3. REFERENCES. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

            13.4. CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

     IN WITNESS WHEREOF, VIROPHARMA, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: March 3, 1995
       -------------


HOLDER:
OAK INVESTMENT PARTNERS VI,                       VIRAPHARMA, INC.
 LIMITED PARTNERSHIP

By:  OAK ASSOCIATES VI, LIMITED
     PARTNERSHIP, its General Partner             By:  /s/ Claude H. Nash
                                                     --------------------
                                                  Name: Claude H. Nash
                                                  Title: President & CEO

By:  /s/ Ann H. Lamont
   ------------------------------
Name:   Ann H. Lamont
Title:  General Partner

                                                                         ANNEX I
                                                                         -------

                              NOTICE OF EXERCISE

To: VIROPHARMA, INC.

     (1) The undersigned hereby irrevocably elects to purchase _____ shares of Series B Preferred Stock of VIROPHARMA, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Series B Preferred Stock or the Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Series B Preferred Stock or Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Series B Preferred Stock, and pay any cash for any fractional share to:

     Name                     Address                  No. Shares
     ----                     -------                  ----------








(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated:_____________________   Holder: ___________________________


                              By: ____________________________________________
                                  Name:
                                  Title:

                                                                        ANNEX II
                                                                        --------

                               ASSIGNMENT FORM

  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Series B Preferred Stock or Common Stock issuable upon conversion thereof set forth below:

Name of Assignee         Address                       No. of Shares
- ----------------         -------                       -------------








and does hereby irrevocably constitute and appoint Attorney
_______________________ to make such transfer on the books of VIROPHARMA, INC., maintained for such purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Series B Preferred Stock or Common Stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: __________________     Holder: __________________


                              By: ____________________________________________
                                  Name:
                                  Title: